                               SUBJECT TO REVISION
                     SERIES TERM SHEET DATED MARCH 26, 1999


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 1999-3
                 $500,000,000 FLOATING RATE CLASS A CERTIFICATES
                 $26,316,000 FLOATING RATE CLASS B CERTIFICATES

                             GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF GREENWOOD TRUST COMPANY OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWOOD MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. GREENWOOD WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITER MAY HOLD OR TRADE SECURITIES OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.


                           MORGAN STANLEY DEAN WITTER

         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 1999-3 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES...............      Discover Card Master Trust I, Series
                                        1999-3 Floating Rate Class A Credit
                                        Card Pass-Through Certificates and
                                        Discover Card Master Trust I, Series
                                        1999-3 Floating Rate Class B Credit
                                        Card Pass-Through Certificates.

INTEREST RATE.....................      Class A Certificates:  LIBOR plus ____%
                                        per year.

                                        Class B Certificates:  LIBOR plus ____%
                                        per year.

                                        The Trustee will calculate interest on
                                        the Certificates on the basis of the
                                        actual number of days elapsed and a
                                        360-day year.

                                        "LIBOR" will mean the London interbank
                                        offered rate for one-month United
                                        States dollar deposits, determined two
                                        business days before the start of
                                        each interest accrual period.

INTEREST PAYMENT DATES............      The 15th day of each month (or the next
                                        business day), beginning in May 1999.

EXPECTED MATURITY DATES...........      Class A Certificates:  March 15, 2002
                                        (or the next business day).  If an
                                        Amortization Event occurs, the Trust
                                        will pay principal monthly and the
                                        final principal payment may be made
                                        before or after March 15, 2002.

                                        Class B Certificates: April 15, 2002 (or the next business day). If an Amortization Event occurs, the Trust will pay principal monthly and the final payment of principal may be made either before or after April 15, 2002. The Trust must generally pay all Class A principal before it pays any Class B principal.

                                        An "Amortization Event" is an event that will cause the Trust to begin repaying principal on a monthly basis.


SERIES TERMINATION DATE...........      The first business day following
                                        September 15, 2004 (or, if September 15,
                                        2004 is not a business day, the second
                                        business day following September 15,
                                        2004). The Series Termination Date is
                                        the last day on which the Trust will pay principal on the Certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT).......     The Class B Certificates are
                                        subordinated to the Class A
                                        Certificates, up to a specified dollar
                                        amount, known as the "Available
                                        Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT.....      Initially $65,789,500, which may be
                                        reduced, reinstated or increased from
                                        time to time. The Available Subordinated
                                        Amount will increase by:

                                        - $2,631,580 after a Supplemental
                                          Credit Enhancement Event, if
                                          Greenwood has not made an Effective
                                          Alternative Credit Support Election;

                                        - $26,315,800 after an Effective
                                          Alternative Credit Support Election,
                                          if a Supplemental Credit Enhancement
                                          Event has not occurred; or

                                        - $23,684,220 after an Effective
                                          Alternative Credit Support Election,
                                          if a Supplemental Credit Enhancement
                                          Event has occurred.

                                        A "Supplemental Credit Enhancement
                                        Event" will occur the first time
                                        Standard & Poor's Ratings Services
                                        withdraws the long-term debt or deposit
                                        rating of Greenwood (or an additional
                                        seller, if any) or reduces this rating
                                        below BBB -.

                                        "Effective Alternative Credit Support
                                        Election" will mean an effective
                                        election made by Greenwood to change the way in which the Trust allocates finance charge collections to this Series. To make this election, Greenwood must deposit additional funds into the cash collateral account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)......      Greenwood will arrange to have a cash
                                        collateral account established and
                                        funded with $39,473,700 for the direct
                                        benefit of the Class B investors (the
                                        "Credit Enhancement Account") on the
                                        date the Certificates are issued. The
                                        Trustee may withdraw funds from this
                                        account to reimburse the Class B
                                        investors for amounts that would
                                        otherwise reduce their interest in the
                                        Trust or affect their interest payments.

                                        The amount on deposit in this account
                                        may decrease or increase on future
                                        Distribution Dates. A "Distribution
                                        Date" is the 15th calendar day of each
                                        month (or the next business day),
                                        beginning in May 1999.

                                        The maximum amount of Credit Enhancement as of any Distribution Date will be:

                                        Before an Effective Alternative Credit
                                        Support Election

                                        - 7.5% of the Series Investor Interest
                                          as of the end of the preceding month
                                          (but not less than $5,263,160); or

                                        After an Effective Alternative Credit
                                        Support Election

                                        - 12.5% of the Series Investor Interest
                                          as of the end of the preceding month
                                          (but not less than $5,263,160).

                                        However, if an Amortization Event has
                                        occurred, the maximum amount of Credit
                                        Enhancement will be the amount on
                                        deposit in the Credit Enhancement
                                        Account on the Distribution Date
                                        immediately before the Amortization
                                        Event occurred.

                                        "Series Investor Interest" will mean
                                        $526,316,000 minus

                                        - the amount of principal collections
                                          on deposit for the benefit of
                                          investors in this Series (after
                                          giving effect to losses of principal
                                          on investments of these funds),

                                        - the aggregate amount of principal
                                          previously paid to investors in this
                                          Series, and

                                        - the aggregate amount of investor
                                          losses resulting from accounts in
                                          which the receivables have been
                                          charged-off as uncollectible (after
                                          giving effect to all provisions in the
                                          Series Supplement to reimburse these
                                          charged-off amounts).

THE RECEIVABLES...................      The receivables in the Accounts
                                        included in the Trust as of March 1,
                                        1999 totaled $27,161,562,570.75.

GROUP EXCESS SPREAD...............      The Certificates initially will be
                                        included in the "Group One" group of
                                        series. The three-month rolling average
                                        Group Excess Spread Percentage (as
                                        defined below) was 4.29% for the
                                        Distribution Date in March 1999.

                                        "Group Excess Spread Percentage" for any
                                        Distribution Date is a percentage
                                        calculated by multiplying:

                                        - twelve, by

                                        - an amount for all series in Group One
                                          equal to

                                          - the total amount of finance charge
                                            collections, investment income and
                                            other collections allocable to
                                            each series for the prior calendar
                                            month, minus

                                          - the total amount of interest and
                                            certain fees payable for each
                                            series and the amount of
                                            receivables allocable to each
                                            series that have been charged off
                                            as uncollectible for the prior
                                            calendar month;

                                        and then dividing the product by an
                                        amount equal to the sum of all investor
                                        interests for each series in Group One
                                        (in each case for the Distribution
                                        Date).

RATING OF THE INVESTOR
CERTIFICATES......................      The Trust will only issue the
                                        Certificates if Standard & Poor's has
                                        rated the Class A Certificates "AAA" and the Class B Certificates at least "A" and Moody's Investors Service, Inc. has rated the Class A Certificates "Aaa" and has rated the Class B Certificates at least "A2."

ERISA CONSIDERATIONS..............      Greenwood believes that employee
                                        benefit plans subject to ERISA may
                                        acquire Class A Certificates; however,
                                        advisers to these plans should consult
                                        their own counsel. Employee benefit
                                        plans subject to ERISA may not acquire
                                        the Class B Certificates.

 LISTING..........................      Greenwood expects to list the
                                        Certificates on the Luxembourg Stock
                                        Exchange to facilitate trading in
                                        non-U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

     We have set forth information below about the Accounts that are part of the Trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

     GEOGRAPHIC DISTRIBUTION. As of March 1, 1999, the following five states had the largest receivables balances :

                                                PERCENTAGE OF TOTAL RECEIVABLES
             STATE                                  BALANCE IN THE ACCOUNTS
             -----                                  -----------------------
             California.....................                 11.4%
             Texas..........................                  9.3%
             New York.......................                  6.8%
             Florida........................                  5.9%
             Illinois.......................                  5.0%

     CREDIT LIMIT INFORMATION. As of March 1, 1999, the Accounts had the following credit limits:

                                                                 PERCENTAGE
                                            RECEIVABLES           OF TOTAL
                                            OUTSTANDING          RECEIVABLES
                                              (000'S)            OUTSTANDING
                                              -------            -----------
CREDIT LIMIT
Less than or equal to $1,000.00......       $   591,578              2.2%
$1,000.01 to $2,000.00...............       $ 2,434,813              9.0%
$2,000.01 to $3,000.00...............       $ 2,785,728             10.2%
Over $3,000.00.......................       $21,349,444             78.6%
                                            -----------            -----
  Total..............................       $27,161,563            100.0%
                                            ===========            =====

     SEASONING. As of March 1, 1999, 89.1% of the Accounts were at least 24 months old. The ages of Accounts as of March 1, 1999 were distributed as follows:

                                                    PERCENTAGE        PERCENTAGE
                AGE OF ACCOUNTS                    OF ACCOUNTS       OF BALANCES
                ---------------                    -----------       -----------
                Less than 12 Months........             3.4%             1.6%
                12 to 23 Months............             7.5%             6.1%
                24 to 35 Months............             8.9%             9.5%
                36 Months and Greater......            80.2%            82.8%
                                                      -----            -----
                                                      100.0%           100.0%
                                                      =====            =====

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of March 1, 1999, the Accounts had the following delinquency statuses:

                                                   AGGREGATE         PERCENTAGE
                PAYMENT STATUS                   BALANCES (000'S)   OF BALANCES
                --------------                   --------------     -----------
                Current....................        $23,217,262         85.4%
                1 to 29 Days...............        $ 1,946,239          7.2%
                30 to 59 Days..............        $   747,212          2.8%
                60 to 89 Days..............        $   449,069          1.7%
                90 to 119 Days.............        $   360,891          1.3%
                120 to 149 Days............        $   219,765          0.8%
                150 to 179 Days............        $   221,125          0.8%
                                                   -----------        -----
                                                   $27,161,563        100.0%
                                                   ===========        =====

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

     GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of February 28, 1999, the following five states had the largest receivables balances:

                                                              PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                                                    OF DISCOVER CARD PORTFOLIO
                 STATE                                               AS OF FEBRUARY 28, 1999
                 -----                                        ----------------------------------------

                 California..........................                        11.3%
                 Texas...............................                         9.3%
                 New York............................                         6.8%
                 Florida.............................                         5.9%
                 Illinois............................                         5.0%


     No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of February 28, 1999.


         CREDIT LIMIT INFORMATION. As of February 28, 1999, the accounts in the Discover Card portfolio had the following credit limits:


                                                                                                PERCENTAGE
                                                                           RECEIVABLES           OF TOTAL
                                                                           OUTSTANDING          RECEIVABLES
         CREDIT LIMIT                                                         (000'S)           OUTSTANDING
         ------------                                                      -----------          -----------

         Less than or equal to $1,000.00......................            $    643,732              2.1%
         $1,000.01 to $2,000.00...............................            $  2,593,000              8.6%
         $2,000.01 to $3,000.00...............................            $  2,950,923              9.8%
         Over $3,000.00.......................................            $ 23,935,484             79.5%
                                                                          ------------             -----
           Total..............................................            $ 30,123,139            100.0%
                                                                          ============            ======



     SEASONING. As of February 28, 1999, 88.0% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of February 28, 1999 were distributed as follows:

                                                                     PERCENTAGE      PERCENTAGE
                   AGE OF ACCOUNTS                                  OF ACCOUNTS      OF BALANCES
                   ---------------                                  -----------      -----------

                   Less than 12 Months......................             5.2%            2.5%
                   12 to 23 Months..........................             6.8%            5.6%
                   24 to 35 Months..........................             7.9%            8.6%
                   36 Months and Greater....................            80.1%           83.3%
                                                                        -----           -----
                                                                       100.0%          100.0%
                                                                       ======          ======

     SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:



                               THREE MONTHS ENDED   TWELVE MONTHS ENDED  ELEVEN MONTHS ENDED   TWELVE MONTHS ENDED
                                FEBRUARY 28, 1999    NOVEMBER 30, 1998    NOVEMBER 30, 1997     DECEMBER 31, 1996
                                -----------------    -----------------    -----------------     -----------------
Aggregate Monthly Yields (1)
    Excluding Recoveries (2)         17.61%               18.02%                18.19%                17.72%
    Including Recoveries (3)         18.38%               18.76%                18.90%                18.20%

------------------------------

 (1) Greenwood calculates the "Monthly Yield" by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and as of March 1, 1996, overlimit fees. "Aggregate Monthly Yield" is the average of Monthly Yields annualized for each period shown.

 (2) Aggregate Monthly Yield excluding any recoveries received with respect to charged-off accounts.

 (3) Aggregate Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of February 28, 1999, the accounts in the Discover Card portfolio had the following delinquency statuses:


                                                                AGGREGATE
                                                                  BALANCES             PERCENTAGE
  PAYMENT STATUS                                                    (000'S)            OF BALANCES
  --------------                                              -------------            -----------

  Current............................................         $  25,835,408              85.7%
  1 to 29 Days.......................................         $   2,126,594               7.1%
  30 to 59 Days......................................         $     811,180               2.7%
  60 to 89 Days......................................         $     486,161               1.6%
  90 to 119 Days.....................................         $     389,828               1.3%
  120 to 149 Days....................................         $     236,048               0.8%
  150 to 179 Days....................................         $     237,920               0.8%
                                                              -------------               ----
                                                              $  30,123,139             100.0%
                                                              =============             ======


     SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:


                  AVERAGE OF THREE MONTHS   AVERAGE OF TWELVE MONTHS     AVERAGE OF ELEVEN MONTHS      AVERAGE OF TWELVE MONTHS
                  ENDED FEBRUARY 28, 1999    ENDED NOVEMBER 30, 1998      ENDED NOVEMBER 30, 1997      ENDED DECEMBER 31, 1996
                  -----------------------    -----------------------      -----------------------      -----------------------

                  DELINQUENT                 DELINQUENT                   DELINQUENT                     DELINQUENT
                    AMOUNT                     AMOUNT                       AMOUNT                         AMOUNT
                   (000'S)    PERCENTAGE (1)   (000'S)    PERCENTAGE (1)     (000'S)    PERCENTAGE (1)      (000'S)  PERCENTAGE (1)
                ------------- -------------  -----------  ------------- -------------   -------------  ---- -------- -------------


30-59
Days..........    $   848,890      2.8%     $   759,521       2.6%       $   743,464        2.6%        $   680,645         2.7%
60-89
Days..........    $   479,121      1.6%     $   456,059       1.5%       $   432,410        1.5%        $   361,992         1.4%
90-179
Days........      $   859,881      2.8%     $   853,961       2.9%       $   803,204        2.8%        $   593,661         2.3%
                  -----------      ----     -----------       ----       -----------        ----        -----------         ----

Total............. $2,187,892      7.2%      $2,069,541       7.0%        $1,979,078        6.9%         $1,636,298         6.4%
                  ===========      ====      ==========       ====        ==========        ====         ==========         ====

---------------------------------

(1) Greenwood calculates the percentages by dividing the Delinquent Amount by the Average Receivables Outstanding for each period. The "Delinquent Amount" is the average of the monthly ending balances of delinquent accounts during the periods indicated. The "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

     SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                         THREE MONTHS ENDED     TWELVE MONTHS ENDED    ELEVEN MONTHS ENDED     TWELVE MONTHS ENDED
                                          FEBRUARY 28, 1999      NOVEMBER 30, 1998      NOVEMBER 30, 1997       DECEMBER 31, 1996
                                          -----------------      -----------------      -----------------       -----------------
                                                                           (DOLLARS IN THOUSANDS)
Average Receivables Outstanding(1)....        $30,773,814          $ 29,749,158           $ 28,403,076          $25,542,718
Gross Charge-Offs.....................        $   546,272          $  2,215,002           $  1,891,601          $ 1,458,450
Gross Charge-Offs as an Annualized
  Percentage of Average Receivables
  Outstanding(2)......................               7.10%                 7.45%                  7.27%                5.71%

------------------------------

(1) "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.


     SUMMARY PAYMENT RATE INFORMATION (1). The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                     THREE MONTHS ENDED     TWELVE MONTHS ENDED     ELEVEN MONTHS ENDED     TWELVE MONTHS ENDED
                                      FEBRUARY 28, 1999      NOVEMBER 30, 1998       NOVEMBER 30, 1997       DECEMBER 31, 1996
                                      -----------------      -----------------       -----------------       -----------------
Average Monthly Payment Rate(2)            16.20%                  15.42%                 14.51%                  15.24%
Highest Monthly Payment Rate.......        17.00%                  17.01%                 16.31%                  18.08%
Lowest Monthly Payment Rate......          15.19%                  13.90%                 12.41%                  13.33%

-----------------------
(1) Greenwood calculates the "Monthly Payment Rate" by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month.

(2) Greenwood calculates the "Average Monthly Payment Rate" for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period.